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[PHOTO]

THE GABELLI
GLOBAL
MULTIMEDIA
TRUST INC.

FIRST QUARTER REPORT
MARCH 31, 1999



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                         [GABELLI LOGO]

                         THE GABELLI
                         GLOBAL
                         MULTIMEDIA
                         TRUST INC.

       Our cover icon represents the underpinnings of Gabelli. The Teton mountains in Wyoming represent what we believe in in America -- that creativity, ingenuity, hard work and a global uniqueness provide enduring values. They also stand out in an increasingly complex, interconnected and interdependent economic world.

                                  * * * * * * *

       Morningstar Rating (TM) of The Gabelli Global Multimedia Trust Inc. was
            5 stars overall and for the three year period ended 3/31/99 among 54 domestic equity funds.

INVESTMENT OBJECTIVE:

The Gabelli Global Multimedia Trust Inc. is a closed-end, non-diversified management investment company whose primary objective is long-term growth of capital, with income as a secondary objective. The Fund seeks opportunities for long-term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Fund will invest in companies participating in emerging technological advances in interactive services and products.

                   THIS REPORT IS PRINTED ON RECYCLED PAPER.


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[PHOTO]

THE GABELLI
GLOBAL
MULTIMEDIA
TRUST INC.


TO OUR SHAREHOLDERS,

    In the first quarter of 1999, telecommunications and media companies were global stock market leaders. While higher interest rates in the U.S. and diminished growth expectations in Europe restrained returns in many equity sectors, the telecommunications and media groups continued to be powered by deregulation, new and improving technologies, and consolidation.

INVESTMENT PERFORMANCE

    For the first quarter ended March 31, 1999, The Gabelli Global Multimedia Trust Inc.'s ("Multimedia Trust") net asset value (NAV) per share increased 15.9% to $14.14. This compares to the average 2.8% increase of the 262 Global Funds tracked by Lipper Inc. over this period. The Lipper average is an unmanaged indicator of investment performance. For the twelve months ended March 31, 1999, the Multimedia Trust appreciated 31.5% after adjusting for the $0.80 per share in distributions paid during this period. This compares to the average 3.4% increase of the Lipper Inc. Global Fund Average over the same period. Since its inception on November 15, 1994, the Multimedia Trust's net asset value has achieved a 160.3% total return after adjusting for the rights offering and all distributions. This equates to a 24.4% average annual return.

    The Multimedia Trust's common shares ended the first quarter at $11.875 per share on the New York Stock Exchange, up 8.6% for the quarter and an increase of 26.0% for the twelve-month period ending March 31, 1999. The common shares have increased 105.1% since inception after adjusting for all distributions and the rights offering.

WHAT WE DO

    The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last 4 years at The Gabelli Global Multimedia Trust and for over 21 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

[GRAPH]

    Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings


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with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long-term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing world-wide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

    Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long-term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long-term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

THE PORTFOLIO OVERVIEW

GLOBAL ALLOCATION

    The chart at the right represents the Multimedia Trust's holdings by geographic region as of March 31, 1999. The geographic allocation will change based on current global market conditions. Countries and/or regions and companies represented in the chart and below may or may not be included in the Multimedia Trust's portfolio in the future.

EQUITY MIX

    The Multimedia Trust's investment premise falls within the context of two main investment universes: a) companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and b) companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, this includes the broad scope of communications-related services such as basic voice and data.

    The chart at the right depicts our equity mix of the copyright/creativity and distribution companies in our portfolio as of March 31, 1999.

                    HOLDINGS BY GEOGRAPHIC REGION - 3/31/99

UNITED STATES         80.5%
CANADA                 6.2%
EUROPE                 5.9%
ASIA/PACIFIC RIM       4.7%
LATIN AMERICA          2.7%

DISTRIBUTION          60.9%
COPYRIGHT/CREATIVITY  39.1%


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COMMENTARY

    Telecommunications and media stocks shrugged off higher U.S. interest rates and a disappointing European economy on their way to posting another strong quarter. Secular trends in the industry are proving more powerful than macroeconomic and market forces here in the U.S. and overseas. We expect this to continue as deregulation, technology and accelerating takeover activity alters the telecommunications and media landscape.

    AT&T's recent agreement with Time Warner is perhaps the best illustration of how the convergence of the computer, telephone and television is driving values. AT&T has agreed to pay Time Warner $1.50 per cable subscriber per month for exclusive access to its cable network this year. Over the next five years, this price escalates to $6.00 per cable subscriber per month. Why is access to Time Warner's cable infrastructure so valuable to AT&T? Because, combined with AT&T's existing cable properties (the former Tele-Communications Inc.'s network), the Time Warner cable systems would allow AT&T to sell local and long distance telephony, Internet access and home entertainment services to almost two-thirds of America's homes.

    On paper, this adds $12 billion of economic value to Time Warner's cable television business five years hence! This agreement has tremendous implications for cable holdings such as Cablevision Systems and Comcast, which despite the strong gains of recent years, may be dirt cheap at today's prices. We are not suggesting that AT&T will strike similar deals with these companies. The regulators may have some objections to the AT&T/Time Warner agreement, and most likely would not look favorably on AT&T monopolizing America's cable infrastructure.

    But, AT&T is not the only company hoping to offer more services to more customers. Virtually every major player in the telecommunications industry worldwide is looking for a way to offer a full menu of telephony, Internet and entertainment services to more people, whether it be through cable television lines, wireless systems or via technologically enhanced telephone wires. This is the gold rush of the next millennium and it has already started as we prepare to exit this millennium. What does this mean for creativity and content providers? It means a rapidly expanding global audience. Almost everyone from e-commerce retailers, to television or movie producers, to newspaper and magazine publishers will benefit from the ability to easily reach into more people's wallets worldwide.

    International telephone companies have not advanced toward their cable television colleagues yet, but they may begin following AT&T's lead. International telephone companies appear to be focusing on global alliances. We are hearing whispers that British Telecom and AT&T are considering investments in Japan Telecom. We think this kind of activity--the global extension of dominant telephone franchises--should continue to drive values in the telecommunications industry.

THREE Cs AND A T ADD UP TO GRADE A PERFORMANCE

    Our "three Cs"-- Cable television ("CATV"), Cable networks and Cellular telephone franchises--were on the performance honor roll this quarter. CATV stocks, including purer plays such as Cablevision Systems and Comcast, and cable loaded conglomerates, such as Rogers Communications and Time Warner, posted solid gains this quarter. Comcast's initial bid and AT&T's subsequent bid for portfolio holding MediaOne Group ratcheted



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up cable subscriber values to approximately $4,000 per subscriber--up from roughly $2,500 per subscriber one year ago. With the aforementioned AT&T/Time Warner agreement demonstrating the strong demand for cable access, cable television company values may continue to escalate. Investors gave high marks to cable network companies Liberty Media Group (now a tracking stock of AT&T), Viacom and USA Networks. Cellular telephone operators AirTouch Communications, which was acquired by Vodafone, Western Wireless and Cellular Communications of Puerto Rico also connected. T is for telephone, which stands for Telephone & Data Systems, Japan Telecom, Telecom Italia, (being pursued by Olivetti and Deutsche Telekom), and Frontier Corp. (the former Rochester Telephone, which has received a bid from Bermuda-based Global Crossing), and rhymes with P for profits this quarter.

    Newspaper publishers United News & Media and NewsCorp delivered gains this quarter, but Tribune, Independent Newspapers and Central Newspapers were left at the curb. Group broadcaster Ackerley Group was flat while Paxson Communications suffered what we believe will be temporary technical difficulties.

THE INTERNET--A REALITY THAT IS CHANGING OUR WORLD

    As the Internet becomes more firmly entrenched in our everyday lives, we would like to share with you a sampling of past technological advances that contributed to improved quality of life and productivity.

       INVENTION                        DATE           INVENTOR
       Stock Ticker                     1869           Thomas Edison
       Telephone                        1876           Alexander Graham Bell
       Incandescent Electric Lamp       1879           Thomas Edison
       Electric Motor                   1881           Thomas Edison
       Internal Combustion Engine       1893           Henry Ford
       Radio                            1895           Guglielmo Marconi
       Talking Motion Picture           1913           Thomas Edison
       Television                       1926           Philo Farnsworth
       Nylon                            1935           DuPont and Co.
       Internet                         1969           BBN Corp.

    Internet stocks have dominated the business and consumer headlines. There are two widely divergent schools of thought on Internet stocks. The bulls, led by a whole new category of investors (aggressive on-line day traders), seem to believe that even the most optimistic projections fall well short of accurately reflecting the true growth potential of Internet companies. Their approach seems to be one of discounting valuations because no price is too high to pay for a stock with a "dot.com" at the end of its name. Stodgy investment traditionalists, who were brought up believing that stock prices should have some rational relationship to current as well as future value, are, of course, appalled at the notion that any young company in even the most explosive growth industry should trade at 100 times revenues.

    We fall somewhere in between. We think some of the current Internet stars (and perhaps a few "garage stage" companies we do not even know about), will go on to become giant, highly profitable companies. At some point down the road, we may look back and realize that a few Internet companies would have been bargains at 200 times revenues. Unfortunately, we do not know which Internet companies will end up in the S&P 500 and which will end up on the market trash heap.


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    So, we will continue to pass on the richly priced pure Internet plays. But, we hope to continue to profit from reasonably valued companies that can benefit from the growth of the Internet. In recent years, we have reaped tremendous gains from cable television stocks, which as we anticipated, have become legitimate Internet players. More recently, we added Reader's Digest to the portfolio--remember the company that publishes the wholesome little magazine your grandparents and parents loved. Reader's Digest as an Internet company? We will see. The company has aggressive new management, which has shed money losing and marginally profitable businesses. Management also has a new business plan to capitalize on its data bank of 140 million names concentrated in the 50 year old and over demographic, which controls 70% of America's net worth. Reader's Digest will be on the Internet, selling home improvement, health care, financial and religious products--the kind of products in demand by its customer base. Over the next five years, the company's goal is to increase revenues from $2.8 billion to $5.0 billion, and profits from $100 million to $500 million. We think new Chairman and CEO Thomas Ryder, an American Express veteran who knows a few things about leveraging sales to an existing customer base, may be able to meet these goals.

DEAL ACTIVITY SURFACES VALUE

    A component of our investment methodology is to identify industry and sector trends and themes ahead of the curve and position ourselves to benefit from these developments. Industry consolidation is one such trend. As we have discussed in previous letters, the continued high level of activity in mergers and acquisitions is providing a tailwind to the excellent performance of the Multimedia Trust. The accompanying table illustrates how deal activity surfaced value in a small sample of the portfolio holdings.

                       FIRST QUARTER 1999 COMPLETED DEALS

                                     NUMBER AVERAGE COST  CLOSING
  FUND HOLDING                  OF SHARES(a) PER SHARE(b) PRICE(c)  CLOSING DATE  %RETURN (d)
  ------------                  ------------ ------------ --------  ------------  -----------
  Pulitzer Publishing Co.           26,000     $30.94     $81.19        3/19/99   162.37%
  N2K Inc.                          15,000      16.67      14.31        3/18/99   (14.14)
  Netscape Communications Corp.        200      14.00      94.06        3/17/99   571.88
  TCI Ventures Group               100,000       8.33      28.00        3/10/99   236.09
  TCI/Liberty Media Group          184,000      12.86      54.44        3/10/99   323.48
  Tele-Communications Inc., Cl. A   51,000      14.83      67.88        3/10/99   357.66
  OzEmail Ltd., ADR                  1,000      21.67      22.00        2/24/99     1.55
  BC Telecom Inc.                   60,000      17.72      26.48        2/01/99    49.41
  LCS Industries Inc.               27,200      17.35      17.50        1/22/99     0.84
  Petersen Cos.                    100,000      33.61      34.00        1/14/99     1.15

--------------------------------------------------------------------------------

(a) Number of shares held by the Fund on the final day of trading for the issuer.

(b) Average purchase price of issuer's shares held by the Fund on the final day of trading for the issuer.

(c) Closing price on the final day of trading for the issuer or the tender price on the closing date of the tender offer.

(d) Represents average estimated return based on average cost per share and closing price per share.

Note: See the Portfolio of Investments for a complete listing of holdings.



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    Going forward, we expect accelerating deal activity from large companies using high price/earnings multiple stock as currency to buy smaller companies with much lower P/Es. This is accounting magic. If your stock is trading at 30 times earnings, you can pay a 100% premium for a smaller company trading at 10 times earnings and the transaction will still be accretive to earnings. This is before factoring in any potential cost savings from combining the two companies' operations. This price/earnings multiple arbitrage will be a deal too good for many savvy business buyers to pass up.

CORPORATE GOVERNANCE - STOCK REPURCHASE PLAN

    The Gabelli Global Multimedia Trust continues to consider actions that may reduce or eliminate the market discount of its shares. How do we accomplish this? There are several factors that historically have worked to narrow the discounts of closed-end funds. One of these is a stock repurchase program, which we instituted back in 1996.

    The Board of Directors authorized the repurchase of up to 500,000 shares of the Multimedia Trust's outstanding shares at a special meeting on July 3, 1996. On February 26, 1997, the Board voted to increase the authorized shares which may be repurchased to 750,000 and on May 13, 1998, the Board increased the authorized shares which may be repurchased by another 250,000 shares to 1,000,000 shares. The Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the shares are trading at a discount of 10% or more from the net asset value of the shares. In total, through March 31, 1999, 631,633 shares were repurchased in the open market.

    A stock repurchase plan allows a company to buy back its own shares in the open market (in our case, the New York Stock Exchange). This reduces the total number of shares outstanding and increases the earnings per share.

    When the Multimedia Trust purchases its own shares at a discount to NAV, the Trust realizes a benefit equal to the difference between the net asset value and the purchase price. This benefit is credited to the net assets of the remaining shares, thus boosting the NAV. The larger the discount, the greater the benefit on the NAV. Further, the market price is determined by supply and demand factors. If there are more sellers than buyers the price will decline until buyers enter the market to establish a sales price. A stock repurchase program increases demand for the Gabelli Global Multimedia Trust's shares in the open market. This provides a willing buyer of fund shares which offsets, at least in part, sales of fund shares.

PREFERRED STOCK -- AN INVESTMENT FOR THE FUTURE

    On June 4, 1997, the Trust successfully completed its offering of cumulative preferred stock which is rated 'aaa' by Moody's Investors Service, Inc. The Trust issued 1,250,000 Preferred Shares at $25 per share ($31.25 million) with an annual dividend rate of $1.98 per share paying quarterly. The Preferred Shares are trading on the New York Stock Exchange under the symbol "GGT Pr" and closed at $25.75 on March 31, 1999.

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    How would Preferred Shares benefit Common Shareholders? From its inception on November 15, 1994 through March 31, 1999, the Multimedia Trust has earned a 24.4% average annual return. The Preferred Shares were issued with an annual dividend rate of 7.92%. The only obligation that the Trust has to the Preferred Shareholders is to pay the stated dividend rate. Given the current market environment, we considered this to be an ideal opportunity to take advantage of relatively low long-term interest rates and to earn an excess return for our Common Shareholders consistent with our conservative investment approach. Any return earned in excess of the stated dividend rate, which is less than the Trust's average annual return, would directly benefit Common Shareholders; however, any shortfall from the stated rate would impact the Common Shareholders in the opposite fashion. Therefore, by taking advantage of the current relatively low interest rate environment and achieving our investment objectives, the Preferred Share issuance offers what we believe is a conservative method of potentially adding wealth for our Common Shareholders.

    Furthermore, Common Shareholders stand to receive certain tax benefits as a result of the Preferred Stock offering. Since taxable income is allocated to the Preferred Shareholders before Common Shareholders, taxable distributions to Common Shareholders are not required to the extent they would be if the Preferred Shares were not outstanding. With the completion of the preferred offering, the Adviser has agreed to waive the management fee on the incremental assets during any year in which the net asset value total return on the Trust does not exceed the stated dividend rate on the Preferred Shares.

LET'S TALK STOCKS

    The following are stock specifics on selected holdings of the Multimedia Trust. Favorable EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AT&T Corp. (T - $79.8125 - NYSE), the world's second-largest telephone company, is a global provider of telecommunications services. Chairman Michael Armstrong is positioning the company to participate more dynamically in the growth of the telecommunications industry. AT&T has completed a merger with cable operator TCI and has announced a strategy to leverage cable assets with telephone services. The company recently bid for another cable operator, MediaOne Group (UMG - $63.50 -NYSE), endeavoring to become a major provider of high-speed Internet access via cable. The introduction of the Digital One rate for its wireless service has created momentum in its cellular and PCS segments with revenues growing more than 40%.

Cablevision Systems Corp. (CVC - $74.125 - AMEX) is one of the nation's leading communications and entertainment companies, with a portfolio of operations that span state-of-the-art, high-speed multimedia delivery, subscription cable television services, championship professional sports teams and national cable television networks. Headquartered in Bethpage, NY, Cablevision serves more than
3.4 million cable customers primarily in three core markets: New York, Boston and Cleveland. Cablevision is a leader in delivering cutting-edge technological innovation, such as Optimum TV, to the home. Through its Rainbow Media Holdings subsidiary, Cablevision manages and develops internationally recognized content offerings such as the popular national television networks American Movie Classics, Bravo and The Independent Film Channel. Cablevision has a controlling interest in New York City's famed Madison Square Garden which includes the arena complex,



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the NY Knicks, the NY Rangers and the MSG network. Cablevision operates Radio
City Entertainment and holds a long term lease for Radio City Music Hall, home of the world famous Radio City Rockettes.

Frontier Corp. (FRO - $51.875 - NYSE) is a telecommunications provider operating various business segments: the nation's fifth largest long distance company, a local telephone provider in and around Rochester, NY with one million lines, a CLEC with over 200,000 lines, a nationwide network leased long term from Qwest and a high-end web hosting business. Frontier has announced plans to merge with Global Crossing (GBLX - $46.25 - Nasdaq) in a stock for stock transaction for $62 per Frontier share if GBLX trades between $34.56 and $56.78 before the transaction is completed. Hamilton, Bermuda-based GBLX also will take on $1.3 billion in FRO debt. The acquisition of FRO is the latest step by GBLX toward becoming a worldwide phone company.

Liberty Media Group (LMG'A - $52.625 - NYSE) is engaged in businesses which provide programming services, including production, acquisition and distribution through all available media formats, and businesses engaged in electronic retailing, direct marketing and other services. LMG holds interests in globally branded entertainment networks such as Discovery Channel, USA, QVC, Encore and STARZ!. Liberty's assets also include interests in international video distribution businesses; international telephony and domestic wireless; plant and equipment manufacturers; and other businesses related to broadband services. Liberty Media Group Class A and Class B common stock are tracking stocks of AT&T Corp. (T - $79.8125 - NYSE) and are now traded on the New York Stock Exchange.

MediaOne Group Inc. (UMG - $63.50 - NYSE) is one of the nation's leading broadband services companies. UMG provides more than five million subscribers in 17 states with basic and premium cable television services and has recently introduced high speed Internet access, telephone services and digital television in some of its service areas. MediaOne was created from the 1996 union of telecommunications company MediaOne Group (formerly US West Media Group) and Continental Cablevision. Headquartered in Englewood, Colorado, MediaOne provides high quality cable television services. The company is conducting a national upgrade of its hybrid fiber optic/coaxial cable ("HFC") network to broadband technology which improves traditional cable service and enables next-generation products and services. The Group's investment interests include 25% of Time Warner Entertainment (which includes Warner Brothers Studio and Home Box Office), 24% of PCS Prime Co. and almost 27% of TeleWest plc. The number three U.S. cable television company recently agreed to be acquired by AT&T Corp. (T - $79.8125 - NYSE) for $56 billion.

Rogers Communications Inc. (RG - $18.125 - NYSE) is a Canadian company engaged in cable operations, cellular (through its 81%-owned Rogers Cantel Mobile cellular provider) and media. Through Rogers@Home, the company will be one of the major beneficiaries of the growing penetration of cable high speed access to the Internet in Canadian homes.

Telephone & Data Systems Inc. (TDS - $56.375 - AMEX) is a diversified telecommunications company with established cellular and local telephone operations and a developing personal communications services ("PCS") business. TDS provides high quality telecommunications services to 3 million customers in 35 states. TDS owns 81.1% of United States Cellular Corp. (USM - $44.00 - AMEX), the nation's seventh largest cellular telephone company. It also owns 82.4% of Aerial Communications Inc. (AERL - $7.75 - Nasdaq), TDS's PCS subsidiary which owns the licenses to provide PCS service in six major trading areas ("MTAs") encompassing approximately 27.6 million population equivalents. On December 8, 1998, TDS announced its intent to spin-off its Aerial stake to existing TDS shareholders on a tax-free basis and focus on its core wireline and cellular operations. The transaction is expected to close by the end of the year.

Time Warner Inc. (TWX - $71.0625 - NYSE), with its 1996 acquisition of Turner Broadcasting System, became entrenched as the global leader in media and entertainment with interests in filmed entertainment, television production and broadcasting, recorded music, cable television programming, magazine and book publishing, direct marketing and cable television systems. The combined companies have almost $27 billion in revenues and $4.5 billion in EBITDA. Time Warner controls a host of powerful brands, such as Warner Brothers, CNN, HBO, Cinemax and Time and People magazines. Under the leadership of Chairman Gerald Levin and Vice Chairman Ted Turner, the company is focused on reducing its debt (now approximately $11 billion) and simplifying its capital structure.

USA Networks Inc. (USAI - $35.8125 - Nasdaq), through its subsidiaries, engages in diversified media and electronic commerce businesses that include: electronic retailing, ticketing operations and television broadcasting. Chairman and CEO Barry Diller has brought together under one umbrella: the USA Network, the Sci-Fi Channel, USA Networks Studios, USA Broadcasting, The Home Shopping Network and the Ticketmaster Group. The plan is to integrate these assets, leveraging programming, production capabilities and electronic commerce across this strong distribution platform.

Viacom Inc. (VIA - $83.3125 - AMEX), long a major provider of entertainment "content", has evolved into one of the world's dominant media companies. The addition of Paramount Communications, Blockbuster Entertainment (acquired in
1994), along with publisher Simon & Schuster, makes Viacom one of the largest entertainment and publishing companies. Non-core assets are being divested and debt has been reduced to approximately $8 billion. Viacom is focusing on global expansion of its media franchises. Viacom is particularly well-positioned in music (notably MTV) and cable networks (such as Nickelodeon).

DIVIDENDS

    The Trust recently distributed a dividend of $0.55 per share to Common Shareholders on December 28, 1998. For the twelve months ended March 31, 1999, the Trust distributed a total of $0.80 per share to Common Shareholders. Our Preferred Shareholders were recently paid a dividend of $0.495 per share on March 29, 1999. For the twelve months ended March 31, 1999, the Preferred Shareholders received a total distribution of $1.98 per share, which is the annual dividend rate on the Preferred Shares.

DAILY NAVS NOW DISTRIBUTED BY NASDAQ

    Since our inception, we have made the net asset value available on nightly recordings through 1-800-GABELLI. Now, Nasdaq is also disseminating the daily per share net asset values (NAVs) for the Gabelli Global Multimedia Trust, which is traded on the New York Stock Exchange. The NAV ticker symbol via Nasdaq is "XGGTX".

    The NAVs are available through any stock quote lookup service and on broker Nasdaq level one terminals. The dissemination of daily NAVs allows investors and brokers to better track the long-term performance of the Fund's underlying portfolio. We support Nasdaq's efforts in making closed-end funds' NAVs available on a daily basis.

INTERNET

    You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

    During the quarter, portfolio returns exceeded our expectations. We do not expect such generous returns every quarter, but we remain confident that selected telecommunications and media stocks should continue to be among the market's leading long term performers.

                                   Sincerely,

                                   /s/ MARIO J. GABELLI

                                   MARIO J. GABELLI
                                   President and Chief Investment Officer

April 30, 1999

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 1999
                                 --------------
Liberty Media Group                          AT&T Corp.

USA Networks Inc.                            Time Warner, Inc.

Viacom Inc.                                  MediaOne Group, Inc.

Telphone & Data Systems Corp                 Ascent Entertainment Group

Cablevision Systems Corp.                    Rogers Communication Inc.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
PORTFOLIO OF INVESTMENTS -- MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 MARKET
       SHARES                                                    VALUE
       ------                                                    -----
COMMON STOCKS - 92.0%
COPYRIGHT/CREATIVITY COMPANIES - 36.1%
                        ADVERTISING - 0.1%
         4,000          Bowlin Outdoor Advertising & Travel
                          Inc. .............................  $     28,000
           200          Havas Advertising SA................        38,790
           100          Lamar Advertising Co. ..............         3,394
           200          Publicis SA.........................        33,063
                                                              ------------
                                                                   103,247
                                                              ------------
                        CABLE PROGRAMMERS - 6.1%
        15,000          CANAL+, Sponsored ADR+..............       754,306
         6,000          Flextech plc+.......................        76,552
       290,000          USA Networks Inc.+..................    10,385,625
                                                              ------------
                                                                11,216,483
                                                              ------------
                        COMPUTER SOFTWARE AND SERVICES - 0.9%
         1,000          Activision Inc.+....................        12,375
           180          America Online Inc.+................        26,280
         3,000          Atlus Co. Ltd. .....................        30,908
        12,450          CDnow Inc.+.........................       200,756
         2,000          EarthLink Network Inc.+.............       120,000
           500          Electronic Arts Inc.+...............        23,750
        14,000          H&R Block Inc. .....................       663,250
           500          Intel Corp. ........................        59,562
         2,000          Microsoft Corp.+....................       179,250
         4,000          Mobius Management Systems+..........        84,000
           100          Pixar Inc.+.........................         3,938
        11,000          PLATINUM Technology International
                          Inc.+.............................       280,500
           500          Ticketmaster Online-City Search
                          Inc.+.............................        16,812
                                                              ------------
                                                                 1,701,381
                                                              ------------
                        CONSUMER PRODUCTS - 0.0%
         1,000          Mattel Inc. ........................        24,875
                                                              ------------
                        DIVERSIFIED PUBLISHERS - 7.7%
        10,000          American Media Inc., Cl. A+.........        55,000
        10,000          Arnoldo Mondadori Editore SpA.......       149,649
        30,000          Belo (A.H.) Corp., Cl. A............       547,500
         5,000          Central Newspapers Inc., Cl. A......       155,625
         5,000          Dow Jones & Co. Inc. ...............       235,937
           700          Hachette Filipacchi Medias..........       163,447
         8,000          Harcourt General Inc. ..............       354,500
        15,000          Harte-Hanks Communications Inc. ....       411,562
         1,000          Hollinger International Inc. .......        13,562
         4,500          Houghton Mifflin Co. ...............       210,938
        58,000          Independent Newspapers Ltd., ORD....       263,210
         7,000          Knight-Ridder Inc. .................       350,000
        22,000          Lee Enterprises Inc. ...............       638,000
        20,000          McClatchy Newspapers Inc., Cl. A....       671,250
         9,000          McGraw-Hill Companies Inc. .........       490,500

                                                                 MARKET
       SHARES                                                    VALUE
       ------                                                    -----
        10,000          Media General Inc., Cl. A...........  $    465,000
        18,000          Meredith Corp. .....................       565,875
       115,000          Nation Multimedia Group.............        30,009
       100,000          New Straits Times Press Berhad......        89,474
       125,000          Oriental Press Group ORD............        11,291
       103,000          Penton Media Inc. ..................     2,317,500
        10,000          Playboy Enterprises Inc., Cl. A+....       201,250
       110,900          Post Publishing Co. Ltd.+...........       112,214
         9,000          PRIMEDIA Inc.+......................       126,000
        26,000          Pulitzer Publishing Co. ............     1,051,375
        68,000          Reader's Digest Association Inc.,
                          Cl. B.............................     1,870,000
        34,452          Singapore Press Holdings Ltd. ......       381,137
       250,000          South China Morning Post Holdings
                          ORD...............................       138,719
           300          SPIR Communication..................        17,569
        50,000          Thomas Nelson Inc. .................       500,000
         4,500          Times Mirror Co., Cl. A.............       243,281
        50,000          Times Publishing Ltd. ..............        75,297
        15,000          Tribune Co. ........................       981,563
        10,000          United News & Media plc, ADR........       189,375
           400          Wiley (John) & Sons Inc., Cl. A.....        16,375
         1,000          Wolters Kluwer NV...................       181,524
         2,000          Ziff-Davis Inc. ....................        43,000
                                                              ------------
                                                                14,318,508
                                                              ------------
                        ENTERTAINMENT PRODUCTION - 9.2%
       295,000          Ascent Entertainment Group Inc.+....     3,226,562
         2,522          EMI Group plc.......................        18,002
        10,000          EMI Group plc, Sponsored ADR........       138,750
         7,000          Grammy Entertainment plc+...........        22,926
         3,500          Granada Group plc...................        70,895
         7,000          GTECH Holdings Corp.+...............       170,625
         2,000          Harvey Entertainment Co.+...........         8,750
       233,000          Liberty Media Group Cl. A+..........    12,261,625
           300          NRJ SA..............................        60,292
        14,877          People's Choice TV Corp.+...........        45,561
         2,000          Powerhouse Technologies Inc. .......        34,375
         3,000          Princeton Video Image Inc.+.........        15,937
       100,000          Shaw Brothers (Hong Kong) Ltd. .....        46,455
        77,000          Spelling Entertainment Group
                          Inc.+.............................       673,750
         5,000          TV Guide Inc.+ .....................       184,375
                                                              ------------
                                                                16,978,880
                                                              ------------
                        GLOBAL MEDIA & ENTERTAINMENT - 9.5%
           481          Boston Celtics Ltd. ................         6,103
        35,000          Fox Entertainment Group Inc. .......       949,375
        55,000          Grupo Televisa SA, GDR+.............     1,725,625
        21,000          News Corp. Ltd., ADS................       619,500
        35,000          Seagram Co. Ltd. ...................     1,750,000
         1,000          Sony Corp., ADR.....................        91,312
        52,000          Time Warner Inc.+...................     3,695,250

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 MARKET
       SHARES                                                    VALUE
       ------                                                    -----
COMMON STOCKS (CONTINUED)
COPYRIGHT/CREATIVITY COMPANIES (CONTINUED)
                        GLOBAL MEDIA & ENTERTAINMENT (CONTINUED)
       100,000          Viacom Inc., Cl. A+.................  $  8,331,250
         9,000          Walt Disney Co. ....................       280,125
                                                              ------------
                                                                17,448,540
                                                              ------------
                        HOTELS AND GAMING - 2.2%
        10,000          Aztar Corp.+........................        48,125
         5,000          Churchhill Downs Inc. ..............       140,000
       115,000          Gaylord Entertainment Co., Cl. A....     2,788,750
           143          GLC Limited+........................         1,448
        20,000          Hilton Hotels Corp. ................       281,250
        60,847          Ladbroke Group plc..................       278,171
        10,000          Mirage Resorts Inc.+................       212,500
         4,630          MGM Grand Inc.+.....................        60,769
        20,000          Park Place Entertainment Corp.+.....       151,250
         2,500          Quintel Entertainment Inc.+.........         2,187
         4,000          Starwood Hotels and Resorts
                          Worldwide Inc. ...................       114,250
                                                              ------------
                                                                 4,078,700
                                                              ------------
                        INFORMATION PUBLISHING - 0.4%
        24,000          Berlitz International Inc.+.........       543,000
         8,000          Data Broadcasting Corp.+............       111,000
         1,000          Dun & Bradstreet Corp. .............        35,625
           500          Scholastic Corp.+...................        24,437
                                                              ------------
                                                                   714,062
                                                              ------------
TOTAL COPYRIGHT/CREATIVITY COMPANIES........................
                                                                66,584,676
                                                              ------------
DISTRIBUTION COMPANIES - 55.9%
                        BROADCASTING - 8.9%
        70,000          Ackerley Group Inc. ................     1,185,625
         8,550          American Tower Systems, Cl. A.......       209,475
         2,500          Audiofina SA........................       100,433
         2,000          BHC Communications Inc., Cl. A......       245,500
         2,000          British Sky Broadcasting Group,
                          Sponsored ADR.....................       102,500
        18,000          CanWest Global Communications
                          Corp. ............................       238,490
         2,000          Carlton Communications plc,
                          Sponsored ADR.....................        97,750
         5,000          CBS Corporation.....................       204,688
         1,000          Chancellor Media Corp., Cl. A+......        47,125
        40,219          Chris-Craft Industries Inc. ........     1,835,006
           500          Clear Channel Communications
                          Inc.+.............................        33,531
         4,000          Cox Radio Inc., Cl. A+..............       205,000
         4,000          CTV Inc.+...........................        52,468
           500          Emmis Broadcasting Corp., Cl. A+....        25,000
           200          Europe 1 Communication..............        50,503

                                                                 MARKET
       SHARES                                                    VALUE
       ------                                                    -----
        20,120          Fisher Companies Inc. ..............  $  1,166,960
         1,000          General Electric Co. ...............       110,625
        13,125          Gray Communications Systems Inc. ...       218,203
        60,000          Gray Communications Systems Inc.,
                          Cl. B.............................       802,500
         7,000          Groupe AB SA, ADR+..................        15,750
         5,000          Grupo Radio Centro, SA de CV, ADR...        27,500
        42,618          Hearst-Argyle Television Inc.+......     1,049,465
         5,000          Infinity Broadcasting Corp.+........       128,750
           500          Jacor Communications Inc.+..........        38,000
        33,000          King World Productions Inc.+........     1,008,562
           700          LaGardere S.C.A. ...................        22,759
        42,100          Liberty Corp. ......................     2,207,619
           400          Metropole TV M6 SA..................        64,830
         1,100          Nippon Television Network...........       423,595
         5,000          NTN Communications Inc.+............         3,438
         5,800          Pathe SA............................     1,491,523
        55,000          Paxson Communications Corp., Cl.
                          A+................................       470,938
         1,220          SAGA Communications Inc., Cl. A+....        21,807
         2,000          SBS Broadcasting S.A.+..............        64,250
        43,000          Sistem Televisyen Malaysia Berhad...        11,089
        50,000          Television Broadcasting Ltd. ORD....       182,270
         2,500          Television Francaise 1..............       469,748
        52,000          Tokyo Broadcasting System...........       660,896
         3,000          TV Azteca, SA de C.V.+..............        18,750
        10,500          United Television Inc. .............     1,092,000
                                                              ------------
                                                                16,404,921
                                                              ------------
                        BUSINESS SERVICES - 1.5%
       110,000          BA Merchant Services Inc.+..........     2,241,250
         3,000          Checkfree Holdings Corp. ...........       127,687
         5,000          Convergys Corp.+....................        85,625
         2,000          IMS Health Inc. ....................        66,250
         3,333          Nielsen Media Research Inc. ........        82,283
         9,400          R.H. Donnelley Corp. ...............       145,113
                                                              ------------
                                                                 2,748,208
                                                              ------------
                        CABLE - 9.1%
        70,000          Cablevision Systems Corp., Cl. A+...     5,188,750
        36,000          Century Communications Corp., Cl.
                          A+................................     1,671,750
         5,000          Comcast Corp., Cl. A................       307,500
         1,000          Comcast Corp., Cl. A Special........        62,937
        57,000          MediaOne Group Inc. ................     3,619,500
        10,000          Mercom Inc.+........................       120,000
         4,498          NTL Inc.+...........................       366,025
       170,000          Rogers Communications Inc., Cl.
                          B+................................     3,081,250
       300,000          Tele-Communications International
                          Inc., Cl. A+......................       333,000
        12,000          Telewest Communications plc,
                          Sponsored ADR+....................       526,500

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 MARKET
       SHARES                                                    VALUE
       ------                                                    -----
COMMON STOCKS (CONTINUED)
DISTRIBUTION COMPANIES (CONTINUED)
                        CABLE (CONTINUED)
        30,000          United International Holdings Inc.,
                          Cl. A+............................  $  1,305,000
        10,000          Videotron Groupe....................       195,429
         1,000          Wireless One Inc.+..................           670
                                                              ------------
                                                                16,778,311
                                                              ------------
                        CONSUMER SERVICES - 0.7%
        10,000          Allied Domecq plc...................        74,405
        20,000          Brylane Inc.+.......................       485,000
        20,000          Cendant Corp. ......................       315,000
        15,000          Lillian Vernon Corp. ...............       180,000
         2,000          Lowe's Companies Inc. ..............       121,000
           500          Department 56 Inc.+.................        15,219
         6,000          Travel Services Intl. Inc. .........        63,000
                                                              ------------
                                                                 1,253,624
                                                              ------------
                        ENTERTAINMENT DISTRIBUTION - 1.0%
         6,896          AMC Entertainment Inc...............       106,026
        26,000          GC Companies Inc.+ .................       817,375
        10,000          Loews Cineplex Entertainment+.......        99,375
         5,500          Shaw Communications Inc.+...........       177,031
        19,500          Shaw Communications Inc., Cl. B
                          (Toronto)+........................       626,532
         2,000          TCI Music Inc.+.....................        10,250
                                                              ------------
                                                                 1,836,589
                                                              ------------
                        EQUIPMENT - 4.5%
         7,000          Advanced Micro Devices+.............       108,500
         2,100          Amphenol Corp.+.....................        80,325
         2,000          CommScope Inc.+.....................        41,875
         1,000          Gemstar International Group Ltd. ...        75,250
         1,000          Koninklijke Philips Electronics
                          N.V. .............................        82,437
         2,500          L-3 Communications Hldgs Inc. ......       115,625
         3,500          Lucent Technologies Inc. ...........       377,125
         2,000          Northern Telecom Ltd. ..............       124,250
       150,000          Oak Technology Inc.+................       459,375
        25,000          Reltec Corp. .......................       735,937
         3,000          Scientific-Atlanta Inc. ............        81,750
       165,200          Xylan Corp. ........................     6,081,424
                                                              ------------
                                                                 8,363,873
                                                              ------------
                        INTERNATIONAL TELEPHONE - 6.5%
        45,000          BC TELECOM Inc. ....................     1,103,014
        36,000          BCE Inc. ...........................     1,595,250
        12,000          BCT Telus Communications Inc., Cl.
                          A.................................       284,200
         5,000          BHI Corp. ..........................       140,000
        38,000          Cable & Wireless plc, Sponsored
                          ADR...............................     1,403,625
        27,000          Compania de Telecomunicaciones de
                          Chile SA, Sponsored ADR...........       636,187

                                                                 MARKET
       SHARES                                                    VALUE
       ------                                                    -----
           500          CPT Telefonica del Peru SA,
                          Sponsored ADR.....................  $      6,375
       200,000          CPT Telefonica del Peru, Cl. B......       257,212
         2,000          Deutsche Telekom AG, ADR+...........        80,875
        15,000          Embratel Participacoes SA+..........       250,313
         1,000          France Telecom SA, Sponsored ADR....        80,688
        42,000          GST Telecommunications Inc.+........       459,375
            90          Japan Telecom Co. Ltd. .............     1,292,066
           500          Magyar Tavkozlesi Rt, Sponsored
                          ADS...............................        13,375
            10          Nippon Telegraph & Telephone
                          Corp. ............................        97,961
        22,000          Philippine Long Distance Telephone
                          Co. ..............................       569,250
         7,000          PT Indosat ADR......................        90,562
         4,000          PT Telekomunikasi Indonesia.........        25,500
         6,000          Quebec-Telephone....................        71,746
         4,000          Rostelecom, Sponsored ADR...........        18,750
         3,300          Tele Centro Sul Participacoes SA+...       152,419
         3,000          Telecom Argentina Stet-France
                          Telecom SA, Sponsored ADR.........        82,313
         1,000          Telecom Corp. of New Zealand Ltd.,
                          ADR...............................        39,000
        16,500          Telecomunicacoes Brasileiras SA
                          (Telebras), Sponsored ADR.........         2,320
         3,000          Telefonica de Argentina SA,
                          Sponsored ADR.....................        90,750
        14,000          Telefonica de Espana, Sponsored
                          ADR...............................     1,788,500
        12,000          Telefonos De Mexico SA, Cl. L,
                          ADR...............................       786,000
        16,500          Tele Norte Leste Participacoes
                          SA+...............................       253,687
        16,500          Telesp Participacoes SA.............       340,313
           600          Telestra Corp., ADR+................        63,300
                                                              ------------
                                                                12,074,926
                                                              ------------
                        SATELLITE - 1.6%
           300          Asia Satellite Telecommunications
                          Holdings Ltd., Sponsored ADR......         4,612
        40,000          COMSAT Corp. .......................     1,157,500
         5,000          EchoStar Communications Corp., Cl.
                          A+................................       408,125
         2,000          General Motors Corp., Cl. H.........       100,875
         4,000          Globalstar Telecommunications+......        55,500
        15,008          Loral Space & Communications Ltd....       216,678
        20,000          Pegasus Communications Corp.+.......       560,000
        45,000          TCI Satellite Entertainment Inc.,
                          Cl. A+............................        29,531
        25,000          U.S. Satellite Broadcasting Co.+....       428,125
                                                              ------------
                                                                 2,960,946
                                                              ------------
                        TELECOMMUNICATIONS - 2.8%
         2,000          Allegiance Telecom Inc. ............        50,000
         4,000          Alltel Corp. .......................       249,500
         4,000          Bruncor Inc. .......................        64,127
        15,000          CoreComm Ltd. ......................       551,250
        10,000          Electric Lightwave Inc., Cl. A+.....        91,250
        40,000          Frontier Corp. .....................     2,075,000
         1,500          Global Telesystems Group Inc. ......        83,906

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 MARKET
       SHARES                                                    VALUE
       ------                                                    -----
COMMON STOCKS (CONTINUED)
DISTRIBUTION COMPANIES (CONTINUED)
                        TELECOMMUNICATIONS (CONTINUED)
         1,305          Hellenic Telecommunication
                          Organization SA (OTE).............  $     31,745
        10,000          Metromedia International Group
                          Inc.+.............................        48,750
         3,000          NewTel Enterprises Ltd. ............        73,534
        50,000          RCN Corporation+....................     1,678,125
         3,000          Telegroup Inc.+.....................           480
        12,000          Tel-Save Holdings Inc.+.............       125,250
         3,000          USN Communications Inc. ............           105
                                                              ------------
                                                                 5,123,022
                                                              ------------
                        TELECOMMUNICATIONS - LONG DISTANCE - 3.2%
        50,000          AT&T Corp. .........................     3,990,625
         5,800          MCI Worldcom Inc. ..................       513,663
         7,000          Sprint Corp. .......................       686,875
         3,000          STARTEC Global Communications
                          Corp.+............................        23,250
        22,000          Viatel Inc. ........................       627,000
                                                              ------------
                                                                 5,841,413
                                                              ------------
                        U.S. REGIONAL OPERATORS - 2.0%
         5,000          Cincinnati Bell Inc. ...............       112,188
        47,428          Citizens Utilities Co., Cl. B+......       367,567
        48,834          Commonwealth Telephone Enterprises
                          Inc.+.............................     1,777,877
        11,000          GTE Corp. ..........................       665,500
        16,000          SBC Communications Inc. ............       754,000
         2,000          US WEST Communications Group........       110,125
                                                              ------------
                                                                 3,787,257
                                                              ------------
                        WIRELESS COMMUNICATIONS - 13.2%
       176,000          Aerial Communications Inc.+.........     1,364,000
        10,000          BCE Mobile Communications Inc.+.....       267,333
         3,000          Cable & Wireless Communications plc,
                          ADR...............................       169,688
        10,000          Cellular Comm of Puerto Rico........       270,000
        27,000          Century Telephone Enterprises
                          Inc. .............................     1,896,750
        10,000          CommNet Cellular Inc.+..............       160,625
        20,000          Iridium World Communications
                          Ltd. .............................       302,500
        14,800          Leap Wireless International Inc. ...       190,550
         8,447          NEXTEL Communications Inc., Cl. A+..       309,371
            20          NTT Mobile Communications Network
                          Inc. .............................       988,051
       210,000          Omnipoint Corp.+....................     3,031,875
        14,880          Price Communications Corp.+.........       165,540
         1,000          Qualcomm Inc.+......................       124,375
       107,000          Rogers Cantel Mobile Communications
                          Inc., Cl. B+......................     1,932,688

                                                                 MARKET
       SHARES                                                    VALUE
       ------                                                    -----
        40,000          Rural Cellular Corp., Cl. A+........  $    530,000
        26,480          SK Telecom Co. Ltd., ADR............       322,725
         3,500          Sprint Corp. (PCS Group)............       155,094
         1,650          Tele Celular Sul Participacoes SA...        31,556
         5,500          Tele Centro Oeste Celular
                          Participacoes SA+.................        20,281
       300,000          Telecom Italia Mobile SpA...........     2,019,455
           330          Tele Leste Celular Participacoes
                          SA................................        10,560
           825          Tele Nordeste Celular Participacoes
                          SA................................        18,356
           330          Tele Norte Celular Participacoes
                          SA................................         9,818
       117,000          Telephone and Data Systems Inc......     6,595,875
         6,000          Teligent Inc., Cl. A+...............       249,750
           825          Telemig Celular Participacoes SA+...        21,605
         3,300          Tele Sudeste Celular Participacoes
                          SA+...............................        66,825
         6,600          Telesp Celular Participacoes SA+....       138,188
        18,000          Total Access Communications plc.....        38,880
        20,000          U.S. Cellular Corp.+................       880,000
        40,000          Vanguard Cellular System Inc. ......     1,092,500
         3,500          Vimpel-Communications, Sponsored
                          ADR+..............................        54,250
        16,000          Western Wireless Corp.+.............       580,000
         9,000          WinStar Communications Inc.+........       327,094
                                                              ------------
                                                                24,336,158
                                                              ------------
                        UTILITIES - 0.9%
        10,000          Cilcorp Inc. .......................       600,625
        10,000          El Paso Electric Company+...........        76,250
        10,000          New England Electric System.........       485,000
        10,000          Orange & Rockland Utilities.........       574,375
                                                              ------------
                                                                 1,736,250
                                                              ------------
TOTAL DISTRIBUTION COMPANIES................................   103,245,498
                                                              ------------
TOTAL COMMON STOCKS.........................................   169,830,174
                                                              ------------
PREFERRED STOCKS - 2.9%
                        BROADCASTING - 0.2%
         9,000          Granite Broadcasting Corp., 1.9375%
                          Cv. Pfd...........................       298,125
                                                              ------------
                        CONSUMER SERVICES - 0.1%
         6,000          Cendant Corp., 1.30% Cv. Pfd........       137,625
                                                              ------------
                        GLOBAL MEDIA AND ENTERTAINMENT - 0.9%
        62,765          News Corp. Ltd., Sponsored ADR,
                          Pfd...............................     1,726,038
                                                              ------------
                        U.S. REGIONAL OPERATORS - 0.9%
        41,000          Citizens Utilities Co., 5.00% Cv.
                          Pfd...............................     1,650,250
                                                              ------------

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

                                                                 MARKET
       SHARES                                                    VALUE
       ------                                                    -----
PREFERRED STOCKS (CONTINUED)
                        WIRELESS COMMUNICATIONS - 0.8%
        15,000          AirTouch Communications Inc., Ser.
                          B, 6.00% Cv. Pfd..................  $  1,181,250
         3,000          AirTouch Communications Inc., Ser.
                          C, 4.25% Cv. Pfd..................       403,500
                                                              ------------
                                                                 1,584,750
                                                              ------------
TOTAL PREFERRED STOCKS......................................     5,396,788
                                                              ------------
COMMON STOCK WARRANTS AND RIGHTS - 0.0%
           200          Havas Advertising, Warrants, expires
                          05/13/01..........................           380
                                                              ------------

      PRINCIPAL
       AMOUNT
       ------
CORPORATE BONDS - 0.4%
                           CABLE - 0.1%
       200,000(d)          Rogers Communications Inc., Sub.
                             Deb. Cv., 7.50% due 09/01/99...       174,230
                                                              ------------
                           COMPUTER SOFTWARE AND SERVICES - 0.0%
      $ 50,000             BBN Corp., Sub. Deb. Cv., 6.00%
                             due 04/01/12 (b)...............        48,563
                                                              ------------
                           EQUIPMENT - 0.0%
       100,000             Trans-Lux Corp., Deb. Cv., 7.50%
                             due 12/01/06...................        95,375
                                                              ------------
                           GLOBAL MEDIA AND ENTERTAINMENT - 0.1%
        20,000             Boston Celtics, Deb., 6.00% due
                             06/30/38.......................        12,175
       100,000             Viacom Inc., Sub. Deb., 8.00% due
                             07/07/06.......................       104,000
                                                              ------------
                                                                   116,175
                                                              ------------
                           HOTELS AND GAMING - 0.2%
       300,000             Hilton Hotels Corp., Deb. Cv.,
                             5.00% due 05/15/06.............       283,500
                                                              ------------
TOTAL CORPORATE BONDS.......................................       717,843
                                                              ------------
U.S. TREASURY BILLS - 6.9%
    12,752,000             4.31% to 4.73%++
                             due 04/15/99 to 06/24/99.......    12,717,754
                                                              ------------
TOTAL INVESTMENTS
  (Cost $121,719,869) (a) - 102.2%..........................   188,662,939
                                                              ============


                                                                 MARKET
                                                                 VALUE
                                                                 -----
OTHER ASSETS, LIABILITIES AND
  LIQUIDATION VALUE OF CUMULATIVE
  PREFERRED STOCK - (19.1%).................................  $(35,285,776)
                                                              ------------

NET ASSETS - COMMON STOCK
  (10,844,915 common shares outstanding) - 83.1%............   153,377,163
                                                              ------------
NET ASSETS - CUMULATIVE
  PREFERRED STOCK
  (1,250,000 preferred shares outstanding) - 16.9%..........    31,250,000
                                                              ------------
TOTAL NET ASSETS - 100.0%...................................  $184,627,163
                                                              ============
NET ASSET VALUE PER COMMON SHARE
  ($153,377,163 / 10,844,915 shares outstanding)............        $14.14
                                                              ============

SCHEDULE OF FORWARD FOREIGN
EXCHANGE CONTRACTS
                                                     SETTLEMENT    UNREALIZED
                                                        DATE      DEPRECIATION
                                                        ----      ------------
FORWARD FOREIGN EXCHANGE CONTRACTS TO DELIVER
2,293,242(c)            Hong Kong Dollars in
                          exchange for
                          USD $295,571.............   05/24/99          ($571)
                                                                  ============

----------------------

(a)    For Federal tax purposes:
       Aggregate cost.......................  $121,719,869
                                              ============
       Gross unrealized appreciation........  $ 71,157,935
       Gross unrealized depreciation........    (4,214,865)
                                              ------------
       Net unrealized appreciation..........  $ 66,943,070
                                              ============
(b)    Security fair valued as determined by the Board of
         Trustees.
(c)    Principal amount denoted in Hong Kong Dollars.
(d)    Principal amount denoted in Canadian Dollars.
+      Non-income producing security.
++     Represents annualized yield at date of purchase.
ADR -- American Depositary Receipt
ADS -- American Depositary Share
USD -- United States Dollars
ORD -- Ordinary Share
GDR -- Global Depositary Receipt

                                       % OF
                                      MARKET      MARKET
     GEOGRAPHIC DIVERSIFICATION       VALUE       VALUE
     --------------------------       ------   ------------
United States.......................  80.5%    $151,941,243
Canada..............................    6.2      11,790,317
Europe..............................    5.9      11,059,855
Asia/Pacific Rim....................    4.7       8,784,571
Latin America.......................    2.7       5,086,953
                                      ------   ------------
  Net Assets........................  100.0%   $188,662,939
                                      ======   ============

AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN

ENROLLMENT IN THE PLAN

  It is the policy of The Gabelli Global Multimedia Trust Inc. ("Multimedia Trust") to automatically reinvest dividends. As a "registered" shareholder you automatically become a participant in the Multimedia Trust's Automatic Dividend Reinvestment Plan (the "Plan"). The Plan authorizes the Multimedia Trust to issue shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Multimedia Trust. Plan participants may send their stock certificates to State Street Bank and Trust Company to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:

                    The Gabelli Global Multimedia Trust Inc.
                     c/o State Street Bank and Trust Company
                                  P.O. Box 8200
                              Boston, MA 02266-8200

  Shareholders requesting this cash election must include the shareholder's name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan may contact State Street Bank and Trust Company at 1 (800) 336-6983.

  Shareholders wishing to liquidate reinvested shares held at State Street Bank and Trust Company must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

  If your shares are held in the name of a broker, bank or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of "street name" and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in "street name" at such participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

  The number of shares of Common Stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Multimedia Trust's Common Stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of Common Stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Multimedia Trust's Common Stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading day, the next trading day. If the net asset value of the Common Stock at the time of valuation exceeds the market price of the Common Stock, participants will receive shares from the Multimedia Trust valued at market price. If the Multimedia Trust should declare a dividend or capital gains distribution payable only in cash. State Street will buy Common Stock in the open market, or on the New York Stock Exchange or elsewhere, for the participants' accounts, except that State Street will endeavor to terminate purchases in the open market and cause the Multimedia Trust to issue shares at net asset value if, following the commencement of such purchases, the market value of the Common Stock exceeds the then current net asset value.

  The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for Federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

  The Multimedia Trust reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by State Street on at least 90 days' written notice to participants in the Plan.

VOLUNTARY CASH PURCHASE PLAN

  The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Multimedia Trust. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name and participate in the Dividend Reinvestment Plan.

  Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to State Street Bank and Trust Company for investments in the Multimedia Trust's shares at the then current market price. Shareholders may send an amount from $250 to $10,000. State Street Bank and Trust Company will use these funds to purchase shares in the open market on or about the 15th of each month. Beginning June 1,1999, purchase will be made on or about the 1st and 15th of each month. State Street Bank and Trust Company will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200 such that State Street receives such payments approximately 10 days before the 15th of the month. Funds not received at least five days before the investment date shall be held for investment in the following month. A payment may be withdrawn without charge if notice is received by State Street Bank and Trust Company at least 48 hours before such payment is to be invested.

  For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Multimedia Trust.

                             DIRECTORS AND OFFICERS

                     THE GABELLI GLOBALMULTIMEDIA TRUST INC.
                    One Corporate Center, Rye, NY 10580-1434

DIRECTORS

Mario J. Gabelli, CFA
 Chairman & Chief Investment Officer

Dr. Thomas E. Bratter
 President, John Dewey Academy

Bill Callaghan
 President, Bill Callaghan Associates

Felix J. Christiana
 Former Senior Vice President
 Dollar Dry Dock Savings Bank

James P. Conn
 Managing Director/Chief Investment Officer,
 Financial Security Assurance Holdings Ltd.

Karl Otto Pohl
 Former President, Deutsche Bundesbank

Anthony R. Pustorino
 Certified Public Accountant
 Professor, Pace University

Salvatore J. Zizza
 Chairman
 The Bethlehem Corp.

OFFICERS

Mario J. Gabelli, CFA
 President & Chief Investment Officer

Bruce N. Alpert
 Vice President & Treasurer

Peter W. Latartara
 Vice President

James E. McKee
 Secretary


INVESTMENT ADVISOR

Gabelli Funds, LLC
One Corporate Center
Rye, New York  10580-1434

CUSTODIAN

State Street Bank and Trust Company

COUNSEL

Willkie Farr & Gallagher

TRANSFER AGENT AND REGISTRAR

State Street Bank and Trust Company

STOCK EXCHANGE LISTING

                      Common    7.92%   Preferred
                      ------    -----------------
NYSE-Symbol:            GGT         GGT Pr
Shares Outstanding: 10,844,915     1,250,000

The Net Asset Value appears in the Publicly Traded
Funds column, under the heading "Specialized Equity
Funds," in Sunday's The New York Times and
"Specialized Equity Funds" in Monday's The Wall
Street Journal.  It is also listed in Barron's Mutual
Funds/Closed End Funds section under the heading
"Specialized Equity Funds".

The Net Asset Value may be obtained each day by calling (914) 921-5071.

------------------------------------------------
For general information about the Gabelli Funds,
call 1-800-GABELLI (1-800-422-3554), fax us
at 914-921-5118, visit Gabelli Funds' Internet
homepage at: http://www.gabelli.com
or e-mail us at: closedend@gabelli.com
------------------------------------------------


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Multimedia Trust may from time to time purchase shares of its capital stock in the open market when the Multimedia Trust shares are trading at a discount of 10% or more from the net asset value of the shares.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.
One Corporate Center
Rye, NY 10580-1434
(914) 921-5070
http:/ /www.gabelli.com

FIRST QUARTER REPORT
MARCH 31, 1999

GGT 03/99